TOUCHSTONE LARGE CAP RELATIVE VALUE FUND                      SUMMARY PROSPECTUS
CLASS A TICKER: TRVAX  CLASS C TICKER: TRVCX                  JANUARY 28, 2011
CLASS Y TICKER: TRVYX  INSTITUTIONAL SHARES TICKER: TRVIX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Large Cap Relative Value Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                 Class A       Class C      Class Y      Institutional
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering price)                  5.75%         None         None         None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)                     None          1.00%        None         None
Wire Redemption Fee                                              Up to $15     Up to $15    None         None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.70%         0.70%        0.70%        0.70%
Distribution and/or Service (12b-1) Fees                         0.25%         1.00%        None         None
Other Expenses                                                   2.27%         1.99%        2.07%        1.78%
Total Annual Fund Operating Expenses                             3.22%         3.69%        2.77%        2.48%
Fee Waiver and/or Expense Reimbursement(1)                       2.03%         1.75%        1.83%        1.69%
Total Annual Fund Operating Expenses After Fee Waiver
  and/or Expense Reimbursement                                   1.19%         1.94%        0.94%        0.79%
------------------------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94% and 0.79% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                    Assuming Redemption at End of Period             Redemption
            Class A        Class C       Class Y     Institutional     Class C
1 Year      $  689         $  300        $   96         $   81         $  197
3 Years     $1,331         $  968        $  685         $  611         $  968
5 Years     $1,995         $1,758        $1,301         $1,168         $1,758
10 Years    $3,762         $3,828        $2,966         $2,688         $3,828
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Large Cap Relative Value Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Value Index (between $1.3 billion and $283 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The size of the companies in the Russell 1000 Value Index will change with market conditions.

The Sub-Advisor, EARNEST Partners LLC ("EARNEST Partners") employs an investment style that seeks to outperform the Russell 1000 Value Index while attempting to control volatility and risk. In the first step of the investment process, EARNEST Partners screens the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. This process seeks to identify the financial and market characteristics, including valuation measures, market trends, operating trends, growth measures, and profitability measures that have been in place when an individual company has produced outstanding performance. In the second step of the investment process, an investment thesis is developed and tested for certain companies identified in the first step. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. In the final step of the investment process, EARNEST Partners constructs a portfolio of approximately 50 stocks that EARNEST Partners believes are expected to collectively have the best potential for capital appreciation and are expected to mitigate downside risk. EARNEST Partners will generally sell a stock if the company's prospects deteriorate, or if it identifies another stock expected to have superior return and risk characteristics.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 1000 Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

LARGE CAP RELATIVE VALUE FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

                                  [BAR CHART]

                                     17.73%
                                   ----------
                                      2010

Best Quarter:                                           Worst Quarter:
4th Quarter 2010 13.17%                                 2nd Quarter 2010 -12.73%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                 Since Inception
                                                        1 Year      (09-30-09)
LARGE CAP RELATIVE VALUE FUND
--------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                     10.98%       14.71%
Return After Taxes on Distributions                     10.94%       14.66%
Return After Taxes on Distributions and
  Sale of Fund Shares                                    7.17%       12.52%
CLASS C RETURN                                          16.75%       19.36%
CLASS Y RETURN                                          18.06%       20.60%
INSTITUTIONAL SHARES RETURN                             18.22%       20.76%
RUSSELL 1000 VALUE INDEX                                15.51%       19.60%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                                        INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                                 EARNEST Partners LLC

PORTFOLIO MANAGER(S)

Paul Viera
CEO and Partner
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements

                                                        CLASS A AND CLASS C                  CLASS Y
                                                       Initial       Additional        Initial      Additional
                                                     Investment      Investment      Investment     Investment
--------------------------------------------------------------------------------------------------------------
Regular Account                                       $   2,500       $      50       $   2,500        None
Retirement Account or Custodial Account under
  the Uniform Gifts/Transfers to Minors Act           $   1,000       $      50            None        None
Investments through the Automatic Investment Plan     $     100       $      50            None        None
--------------------------------------------------------------------------------------------------------------

                                                          INSTITUTIONAL
                                                       Initial      Additional
                                                     Investment     Investment
--------------------------------------------------------------------------------------------------------------
Regular Account                                       $ 500,000           None
--------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.